Revenues	6 Months Ended
Jun. 30, 2018
Revenues [Abstract]
Revenues

Note 8 - Revenues

In May 2018 the Company entered into a definitive license and commercialization agreement for the Chinese market, granting exclusive rights to import, manufacture and distribute its lead drug candidate, Consensi™, in China to Hebei Changshan Biochemical Pharmaceutical Co., Ltd. (Changshan Pharma), a Chinese public company traded on the Shenzhen Stock Exchange.

Changshan Pharma will be responsible for financing and seeking regulatory approval for Consensi™ in China. Under the terms of the agreement, in June 2018, following the U.S. FDA approval of Consensi™ on May 31, 2018, the Company received USD 1 million. In addition, the Company is entitled to receive up to an aggregate of USD 2.5 million for certain predefined regulatory milestones in China, up to an aggregate of USD 6.0 million for predefined commercial milestones, and up to 12% royalties on net sales.

The Company has adopted IFRS 15 and recognized revenue in the amount of USD 1 million, see also Note 3.